Amended NCSR - As filed with the Securities and Exchange Commission on August 25, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 1635
New York, NY 10169
(Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
230 Park Avenue, Suite 1635
New York, NY 10169
(Name and address of agent for service)

(212) 856-8250 or (800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1. Report to Stockholders.

DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
James L. Farrell, Jr. Ph.D., Executive Vice President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer

INVESTMENT ADVISOR & PRINCIPAL UNDERWRITER
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

CUSTODIAN
U.S. Bank, N.A. P.O. Box 701
Milwaukee, Wisconsin 53201

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue Suite 1500
Milwaukee, Wisconsin 53202

THE WALL STREET FUND, INC.
230 Park Avenue, Suite 1635
New York, New York 10169
(212) 856-8250
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com

ANNUAL REPORT December 31, 2004 A diversified mutual fund that invests in common stocks of growth-oriented companies.

THE WALL STREET FUND, INC. EXPENSE EXAMPLE
December 31, 2004 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/04 - 12/31/04).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Expenses Paid During Period 07/01/04 - 12/31/04*

Actual	$1,000.00	$1,065.30	$9.19
Hypothetical (5% return
before expenses)	1,000.00	1,016.20	8.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.77% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2004

THE WALL STREET FUND, INC. SCHEDULE OF INVESTMENTS
December 31, 2004

Shares		Value
	COMMON STOCKS - 97.1%
	Aerospace - 2.6%
4,000	Applied Signal
	Technology, Inc.	$141,000
3,000	Cubic Corp.	75,510
2,500	DRS Technologies, Inc.(a)	106,775
2,500	Lockheed Martin Corp.	138,875
		462,160
	Banks - 1.6%
1,500	HSBC Holdings PLC ADR	127,710
5,000	US Bancorp	156,600
		284,310
	Biotechnology - 6.9%
3,000	Amgen, Inc.(a)	192,450
2,500	Biogen Idec, Inc.(a)	166,525
2,500	Genentech, Inc.(a)	136,100
4,500	Genzyme Corp.(a)	261,315
4,000	Gilead Sciences, Inc.(a)	139,960
5,000	Martek Biosciences Corp.(a)	256,000
2,000	Medimmune, Inc.(a)	54,220
		1,206,570
	Building & Construction - 2.1%
4,000	Louisiana-Pacific Corp.	106,960
4,000	Masco Corp.	146,120
3,000	USG Corp.(a)	120,810
		373,890
	Chemicals - 3.9%
3,000	Albemarle Corp.	116,130
3,000	Rohm & Haas Co.	132,690
7,000	RPM International, Inc.	137,620
2,500	Sigma-Aldrich Corp.	151,150
3,000	The Dow Chemical Co.	148,530
		686,120
	Containers - 0.5%
2,000	Ball Corp.	87,960

	Drugs - 2.1%
2,500	Abbott Laboratories	116,625
2,000	Covance, Inc.(a)	77,500
3,000	Pfizer, Inc.	80,670
3,000	Teva Pharmaceutical
	Industries, Ltd. ADR	89,580
		364,375

Shares		Value
	Electrical Equipment - 1.1%
2,000	Cooper Industries Ltd.(b)	$135,780
3,000	Multi-Fineline Electronix, Inc.(a)	54,720
		190,500

	Electronics - 0.4%
4,000	Motorola, Inc.	68,800

	Energy - 6.0%
2,500	Apache Corp.	126,425
3,500	Burlington Resources, Inc.	152,250
65,000	Canadian Superior Energy, Inc.(a)(b)	104,000
4,500	Devon Energy Corp.	175,140
3,000	Patina Oil & Gas Corp.	112,500
1,500	Peabody Energy Corp.	121,365
3,000	Valero Energy Corp.	136,200
8,000	Williams Cos, Inc.	130,320
		1,058,200
	Financial Services - 0.9%
1,500	The Goldman Sachs Group, Inc.	156,060

	Food Service - 1.4%
3,500	McDonald’s Corp.	112,210
3,000	Yum! Brands, Inc.	141,540
		253,750
	Health Care - 3.4%
7,000	Humana, Inc.(a)	207,830
2,000	Johnson & Johnson	126,840
3,000	Psychiatric Solutions, Inc.(a)	109,680
1,500	Quest Diagnostics	143,325
		587,675
	Instrumentation - 0.3%
3,000	Applied Materials, Inc.(a)	51,300

	Insurance - 5.4%
1,500	Aetna, Inc.	187,125
2,000	AmerUs Group Co.	90,600
1,200	Cigna Corp. . .	97,884
2,000	The Allstate Corp.	103,440
1,000	UnitedHealth Group, Inc.	88,030
1,000	Wellpoint, Inc.(a)	115,000
400	White Mountains Insurance Group Ltd(b)	258,400
		940,479

See notes to the financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2004

Shares		Value
	COMMON STOCKS - 97.1% (continued)
	Machinery - 1.3%
1,500	Caterpillar, Inc.	$146,265
1,000	Ingersoll-Rand Co.(b)	80,300
		226,565
	Medical Technology - 0.8%
3,500	St Jude Medical, Inc.(a)	146,755

	Metals & Mining - 5.3%
3,000	BHP Billiton Ltd. ADR	72,060
18,000	Coeur d’Alene Mines Corp.(a)	70,740
3,000	Commercial Metals Co.	151,680
3,000	Inco Ltd.(a)(b).	110,340
12,000	Placer Dome, Inc.(b)	226,320
4,500	POSCO ADR	200,385
2,500	Steel Dynamics, Inc.	94,700
		926,225
	Office Equipment - 4.9%
20,000	Brocade Communications
	Systems, Inc.(a	152,800
8,000	Dell, Inc.(a).	337,120
10,000	EMC Corp.(a)	148,700
6,500	Network Appliance, Inc.(a)	215,930
		854,550
	Publishing & Broadcast - 2.0%
5,000	Comcast Corp.(a)	166,400
5,000	XM Satellite Radio Holdings, Inc. - Class A(a)	188,100
		354,500
	Retail - 2.8%
3,000	Best Buy Co, Inc.	178,260
2,000	Costco Wholesale Corp.	96,820
2,500	Nordstrom, Inc.	116,825
2,000	Target Corp.	103,860
		495,765
	Semiconductors - 4.7%
5,000	Freescale Semiconductor, Inc.(a) .	89,100
6,000	Intel Corp.	140,340
4,000	Marvell Technology Group Ltd.(a)(b)	141,880
4,000	Rambus, Inc.(a) .	92,000
20,000	RF Micro Devices, Inc.(a)	136,800
5,000	Silicon Image, Inc.(a)	82,300
3,000	Texas Instruments, Inc.	73,860

Shares		Value
	Semiconductors - 4.7% (continued)
2,000	Xilinx, Inc.	$59,300
		815,580
	Services - 10.6%
4,000	Amazon.Com, Inc.(a)	177,160
3,000	Automatic Data Processing, Inc.	133,050
4,000	Cintas Corp.	175,440
4,000	Duratek, Inc.(a).	99,640
2,500	eBay, Inc.(a)	290,700
2,000	Infosys Technologies Ltd ADR	138,620
2,000	NCR Corp.(a)	138,460
50,000	Private Business, Inc.(a)	122,000
2,500	Republic Services, Inc.	83,850
5,000	Trizetto Group(a)	47,500
2,000	Vertrue, Inc.(a) .	75,540
2,500	Waste Management, Inc.	74,850
8,000	Yahoo!, Inc.(a)	301,440
		1,858,250
	Software - 10.0%
4,000	Adobe Systems, Inc.	250,960
3,000	Ansys, Inc.(a) . .	96,180
2,500	Avid Technology, Inc.(a)	154,375
8,000	Bottomline Technologies, Inc.(a)	115,920
5,000	Internet Security Systems(a)	116,250
10,000	Openwave Systems, Inc.(a)	154,600
8,000	Red Hat, Inc.(a)	106,800
8,000	RSA Security, Inc.(a)	160,480
3,500	SAP AG ADR	154,735
4,000	Symantec Corp.(a) .	103,040
10,000	VeriSign, Inc.(a)	335,200
		1,748,540
	Specialty Retail - 5.1%
3,000	Barnes & Noble, Inc.(a)	96,810
7,000	Home Depot, Inc.	299,180
3,000	Liz Claiborne, Inc.	126,630
4,000	RadioShack Corp.	131,520
2,000	Tiffany & Co. .	63,940
3,000	VF Corp.	166,140
		884,220
	Telecommunications - 7.1%
4,000	America Movil SA de CV ADR .	209,400
5,000	China Mobile Hong Kong Ltd. ADR	85,800
4,000	Comverse Technology, Inc.(a)	97,800

See notes to the financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2004

Shares		Value
	COMMON STOCKS - 97.1% (continued)
	Telecommunications - 7.1% (continued)
9,000	Juniper Networks, Inc.(a)	$244,710
20,000	Lucent Technologies, Inc.(a)	75,200
7,000	Nextel Communications, Inc.(a)	210,000
7,500	QUALCOMM, Inc.	318,000
		1,240,910
	Transportation - 2.5%
1,700	FedEx Corp.	167,433
2,500	Landstar System, Inc.(a)	184,100
1,500	Overseas Shipholding Group	82,800
		434,333
	Utilities - 1.4%
10,000	Korea Electric Power Corp. ADR	132,400
3,000	Vimpel-Communications ADR(a)	108,420
		240,820

	TOTAL COMMON STOCKS
	(Cost $12,969,256)	16,999,162

Principal
Amount
	CORPORATE BONDS - 0.8%
	Diversified Financial Services - 0.8%
$150,000	General Electric Capital Corp.
	5.00% due 12/18/2018	148,328
	TOTAL CORPORATE BONDS
	(Cost $150,000)	148,328
	CONVERTIBLE BONDS - 0.7%
	Aerospace - 0.7%
150,000	Spacehab, Inc.
	8.00% due 10/15/2007	113,812
	TOTAL CONVERTIBLE
	BONDS
	(Cost $113,842)	113,812

Shares		Value
	SHORT-TERM INVESTMENTS - 1.0%

178,819	First American Government
	Obligations Fund, 1.51%	178,819
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $178,819)	178,819
	TOTAL INVESTMENTS
	(Cost $13,411,917) - 99.6%	17,440,121

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	71,771

	ASSETS - 100.0%	17,511,892

Percentages are stated as a percent of net assets.
ADR -	American Depository Receipt
(a)	Non Income Producing
(b)	Foreign Domiciled

See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004
ASSETS:
Investments, at value (cost $13,411,917)	$17,440,121
Cash.	210
Dividends and interest receivable	18,631
Receivable for investments sold	121,331
Prepaid expenses	6,257
Total assets	17,586,550

LIABILITIES:
Investment advisory fee payable	7,410
Shareholder servicing fee payable	3,705
Payable for investment securities purchased	25,141
Payable for fund shares redeemed	3,779
Accrued administrative expense	5,578
Accrued audit expense	8,826
Accrued directors expense	4,160
Accrued fund accounting expense	5,883
Accrued printing and mailine expense	3,660
Accrued expenses and other payables	6,516
Total liabilities	74,658
NET ASSETS	$17,511,892

NET ASSETS CONSIST OF:
Capital stock	$15,416,887
Accumulated investment income	1,015
Accumulated undistributed net realized
loss on investments. .	(1,934,214)
Net unrealized appreciation
on investments	4,028,204
TOTAL NET ASSETS	$17,511,892

Net asset value, redemption and offering
price per share ($17,511,892/2,237,235
shares outstanding, 5,000,000 authorized)	$7.83

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME:
Dividend income (net of foreign
withholding taxes of $3,294)	$162,604
Interest income	31,444
Total investment income	194,048

EXPENSES:
Investment advisor fees (Note 4)	85,633
Shareholder servicing fees (Note 4)	42,816
Transfer agent and accounting services	61,063
Administration fees	34,709
Professional fees	28,923
Directors’ fees and expenses	12,116
Custody fees	9,791
Federal and state registration fees	13,849
Reports to shareholders	5,816
Insurance expense	2,637
Total operating expenses	297,353
NET INVESTMENT LOSS	(103,305)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on
investment transactions	1,597,302
Change in unrealized appreciation
(depreciation) on investments	(294,122)
Net realized and unrealized
gain on investments	1,303,180
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,199,875

See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended December 31,
	2004	2003

OPERATIONS:
Net investment loss	$(103,305)	$(165,139)
Net realized gain (loss) on
investment transactions	1,597,302	(102,790)
Change in unrealized
appreciation (depreciation)
on investments	(294,122)	6,052,372
Net increase in
net assets resulting
from operations	1,199,875	5,784,443

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	1,697,870	2,704,026
Cost of shares redeemed	(2,753,405)	(2,729,704)
Net decrease in net assets
resulting from capital
share transactions	(1,055,535)	(25,678)

TOTAL INCREASE
IN NET ASSETS	144,340	5,758,765

NET ASSETS:
Beginning of year	17,367,552	11,608,787
End of year	$17,511,892	$17,367,552

THE WALL STREET FUND, INC. NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1.	Organization
The Wall Street Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks which, in the opinion of the investment advisor, offer prospects of sustained growth.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Wall Street Management Corporation (“WSMC” or the “Advisor”), under the supervision of the Board of Directors, in accordance with pricing procedures approved by the Board. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

See notes to the financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2004

(b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

(c) Distributions to Shareholders - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income -Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts and premiums are amortized over the life of the security.

3.	Investment Transactions
Purchases and sales of securities for the year ended December 31, 2004, excluding short-term investments, aggregated $24,920,043 and $25,942,925 respectively. There were no purchases or sales of long-term U.S. government securities.

4.	Investment Advisor
The Fund has an investment advisory agreement with Wall Street Management Corporation. The Advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisor fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.

The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2004, the Advisor received $42,816 in shareholder servicing fees.

The Advisor also serves as the Fund’s principal underwriter. Certain of the officers and directors of the Fund are officers and directors of WSMC.

5.	Shares of Common Stock
Transactions in shares of common stock were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	$	Shares	$	Shares

Shares sold	$1,697,870	233,426	$2,704,026	434,317
Shares
redeemed	(2,753,405)	(374,584)	(2,729,704)	(439,785)
Net decrease	$(1,055,535)	(141,158)	$(25,678)	(5,468)

Shares Outstanding:
Beginning of Year		2,378,393		2,383,861
End of Year		2,237,235		2,378,393

6.	Information for Federal Income Tax Purposes
The Fund intends to utilize provisions of the federal income laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2004, the Fund had capital loss carryovers as follows:

Net Capital Loss Carryovers*	Capital Loss Carryover Expiration

$ 1,131,365	12/31/2010
747,847	12/31/2011
$ 1,879,212

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

The Fund utilized $1,516,253 in capital loss carryovers for the year ended December 31, 2004.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2004

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$13,465,904

Gross tax unrealized appreciation	4,151,110
Gross tax unrealized depreciation	(176,893)
Net tax unrealized appreciation	$3,974,217

Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—

Other accumulated losses	(1,879,212)
Total accumulated gains	$2,095,005

7.	Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each year.

				Year Ended December 31
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Per Share Data:
Net asset value, beginning of year	$7.30	$4.87	$7.65	$10.09	$12.43	$9.39	$7.34	$7.96	$8.19	$7.42

Income from investment operations:
Net investment loss(1)	(0.04)	(0.07)	(0.08)	(0.07)	(0.10)	(0.10)	(0.11)	(0.08)	(0.06)	(0.03)
Net realized and unrealized gains (losses)
on investments	0.57	2.50	(2.70)	(2.29)	0.76	5.73	2.39	(0.13)	0.98	2.60
Total from investment operations	0.53	2.43	(2.78)	(2.36)	0.66	5.63	2.28	(0.21)	0.92	2.57

Less distributions:
Distributions from net realized gains
from security transactions	—	—	—	(0.08)	(3.00)	(2.59)	(0.23)	(0.41)	(1.15)	(1.80)
Total distributions	—	—	—	(0.08)	(3.00)	(2.59)	(0.23)	(0.41)	(1.15)	(1.80)

Net asset value, end of year	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43	$9.39	$7.34	$7.96	$8.19

Total return(2)	7.26%	49.90%	(36.34)%	(23.15)%	3.41%	62.88%	31.40%	(2.37)%	11.45%	36.50%

Supplemental data and ratios:
Net assets, end of year (000’s)	$17,512	$17,368	$11,609	$19,408	$22,576	$22,118	$18,319	$15,577	$15,939	$14,383
Ratio of operating expenses to average
net assets, before reimbursement	1.74%	1.92%	2.08%	1.70%	1.45%	1.92%	1.89%	1.82%	1.84%	2.02%
Ratio of operating expenses to average
net assets, net of reimbursement	1.74%	1.85%	1.84%	1.68%	1.45%	1.80% (3)	1.89% (3)	1.82%	1.82%	1.90%
Ratio of net investment loss to average
net assets, before reimbursement	(0.60)%	(1.23)%	(1.52)%	(0.95)%	(0.71)%	(1.23)%	(1.33)%	(0.96)%	(0.70)%	(0.50)%
Ratio of net investment loss to average
net assets, net of reimbursement	(0.60)%	(1.16)%	(1.28)%	(0.93)%	(0.71)%	(1.11%) (3)	(1.33%) (3)	(0.96)%	(0.68)%	(0.38)%
Portfolio turnover rate	149.32%	94.46%	124.51%	110.24%	92.59%	104.18%	165.84%	121.12%	142.11%	143.27%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	These returns do not include the effect of the Fund’s sales charge, which was discontinued on September 1, 2001.
(3)	These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

See notes to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The Wall Street Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. (the “Fund”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee,Wisconsin
February 23, 2005

AVERAGE ANNUAL TOTAL RETURN

	1 Yr	5 Yr	10 Yr
Wall Street Fund	7.26%	(4.05)%	9.97%
Russell 1000 Growth Index	6.30%	(9.29)%	9.59%
Russell 2500 Growth Index	14.59%	(2.32)%	9.66%

The chart assumes an initial investment of $10,000. Performance reflects fee waivers. In the absence of fee waivers, the total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions, but do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance information shown represents past performance and should not be interpreted as indicative of the Fund’s future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholders,

We are pleased to report that for the year ended December 31, 2004, your fund had a return of +7.26%.
On Wall Street today, news of lower interest rates sent the stock market up, but then expectations that these rates would be inflationary sent the market down, until the realization that lower rates might stimulate the sluggish economy pushed the market up, before it ultimately went down on fears that an overheated economy might lead to the re-imposition of higher interest rates.

Robt. Mankoff, The New Yorker, 1981

As the quote above suggests, volatility can be expected in the volume of media reporting, even in a generally bullish environment. But we are optimistic that all the pieces are in place for positive returns for our chosen growth stocks. What has been required is an expansion of investors’ time horizons in order for the market to grasp the upside of long term growth investing.

With the removal of the election uncertainty, and the breaking of the speculative oil fever that was gripping the markets, the broad averages registered strong returns in the final quarter of the year. The Dow was up 7%, the S&P 500 added 8.73% and the Russell 1000 added 9.29%. For equities, the final quarter did make the full year numbers, as the Dow gained 3.1% and the S&P 500 added 8.99% for the year. Of note, in the final quarter, the “growth” averages began to close the gap with respect to their “value” counterparts with the Russell 1000 Growth adding 9.17%. Your fund was up over 11% for the final quarter of the year. We have long postulated that it would take a resurgence of confidence, and an extension of investors’ horizons to bring growth back into the ascendancy. We credit the continued accommodative monetary policy of the Federal Reserve and the pent-up demand of corporate investment with this positive development.

Since the bottoming of the economy in 2003, we have been in a fairly typical economic recovery. The question has remained, however, as to when and if this recovery would blossom into a full-fledged expansion. We are close to and probably at that inflection point. Businesses unequivocally have benefited from productivity gains over the past several years, and unit labor costs have fallen. Profitability has been boosted by lower interest payments; export demand and reported results have been strengthened by the lower dollar. With few exceptions, corporate balance sheets are very strong. Investment spending appears to be rising at a double digit pace, inventories are being built, and hiring is more aggressive. All of this bodes well for the maintenance of strong economic growth, even as fiscal and monetary stimulus levels off.

We have spoken often in the past about the relative importance of the Fed’s interest rate and monetary policy. Let us reiterate that the interest rate policy has been very well received, as the long end of the yield curve has relaxed in response to the measured tightening of the short end, the part of the yield curve under the Fed’s direct control. Hence the 10-year Treasury still stands at 4.25%, exactly where it was a year ago, before the Fed’s program began; this despite a scary run-up in the early summer before the import of the Fed’s actions was fully understood by the markets.

As to the key factor of monetary growth, the Fed continues to add liquidity at about a 5.8% annual pace. This would appear to be sufficient to maintain economic growth at a 3.8% annual rate adjusting for inflation, yet is insufficient for a runaway boom. It is certainly not the “starvation” diet that the Fed imposed during the early summer months that wreaked havoc with the economy through inventory builds, and weakened aggregate demand. We see no reason why the Federal Reserve should not be able to continue this important monetary accommodation in the face of its successful interest rate policy.

We are often asked about the dollar. Will the falling dollar mean that rates must inexorably climb, choking the recovery and nascent expansion? We think not. First, we believe that the term “weak” when applied to the dollar is unnecessarily pejorative. An appropriate level for the dollar makes our exports competitive abroad, allows for stronger reported profits, and protects domestic manufacturers from import substitution. The real test is whether foreign governments continue to appear at our bill, note and bond auctions ready to play. To date, despite the “weak” dollar, there has been no sign of foreign appetite abating. If you look at currencies, as one of our colleagues has suggested, as a rubber band, stretching from one extreme to another, one could argue that the dollar is too weak and will eventually rebound from here. Certainly, our economy is in sufficiently better shape than the European Union to question the current relative valuations between our currencies. The Chinese situation is a bit more complex, and a Chinese revaluation could impact our domestic inflation by increasing the cost of goods for such diverse entities as Wal-Mart and Emerson Electric, but we do not believe this to be an immediate risk. Should this occur, the effect would be to slow Chinese imports and boost US exports.

Energy prices are likely to be volatile during the coming year. The run-up during 2004 was in part driven by real demand coming from the Asian growth engine, but a real important factor was just plain speculation by hedge funds and non-industry players. And like the Internet speculation in March 2000, this can unwind very fast, as it appeared to do in the final months of the year. A cold winter, a strong Asian economy, a destroyed pipeline in Iraq, all will provide convenient excuses to run-up the cost of crude on the Mercantile Exchange. The truth is that the world consumes more than it produces and a scarce commodity will appreciate gradually in value over time.

The Conference Board reported in December that the index of Consumer Confidence rose to 102.3 in December from a level of 92.6 in November. There will, of course, be setbacks to confidence, be they acts of nature such as the recent tsunami in Asia, or temporary reversals in the Iraq war. However, we believe that the expansion of confidence in the future is just beginning, and with it, a very benign outlook for growth stocks.

January 31, 2005

Sincerely,

Robert P. Morse
President

ADDITIONAL INFORMATION (Unaudited)
For the year ended December 31, 2004

Information about Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer
NON-INTERESTED DIRECTORS:
Clifton H.W. Maloney Suite 2010 708 Third Avenue New York, NY 10017 Age: 67	Independent Director	Indefinite Term, since 1985	President, C.H.W. Maloney & Co., Inc., an investment banking firm, since 1981.	1	Interpool, Inc.; Chromium Industries, Inc.; New York Foundation for Senior Citizens, Inc.; CIVITAS
Harlan K. Ullman, Ph.D. 1245 29th Street, N.W. Washington, DC 20007 Age: 64	Independent Director	Indefinite Term, since 1984	Chairman, Killowen Group, a consulting firm since 1984; Senior Fellow, The Center for Naval Analyses; Senior Advisor, Center for International Studies, since 1987.	1	Vice Chairman, WTI; Chairman, IIIDi[2]
INTERESTED DIRECTORS:
Robert P. Morse* 230 Park Avenue New York, NY 10169 Age: 59	Chairman, President and Director	Indefinite Term, since 1984	President and a Director, Morse Williams & Co., Inc., investment counselors, an investment advisor affiliate of the Fund, since 1981; President and sole Director, Wall Street Management Corporation since 1984, and President and Director, Morse Williams Holding Co., Inc. since 1986	1	Optix Networks Inc.; English Speaking Union of the U.S.; Society of Mayflower Descendants; Whitehead Institute of Biomedical Research; Youngs Memorial Cemetery/Theodore Roosevelt Memorial; eLot, Inc.

ADDITIONAL INFORMATION (Unaudited) (Continued)
For the year ended December 31, 2004

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Officer	Other Directorships Held by Director or Officer
OFFICERS:
James L. Farrell, Jr. Ph.D. 230 Park Avenue New York, NY 10169 Age: 67	Executive Vice President	Indefinite Term, since 2002	Managing Director, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 2002; Chairman, Farrell - S.L. Investment Management, a subsidiary of Sumitomo Life Insurance Company 1999-2002; Chairman, Farrell - Wako Global Investment Management 1991-1999.	1	Chairman, Institute for Quantitative Research in Finance; Trustee, Research Foundation of The Association for Investment Management and Research

Laurence R. Golding 230 Park Avenue New York, NY 10169 Age: 49	Vice President	Indefinite Term, since 1999	Managing Director and Principal, Morse, Williams & Co., Inc. an investment advisor affiliate of the Fund, since 1996.	1	The Abbott House

Michael R. Linburn 230 Park Avenue New York, NY 10169 Age: 71	Vice President and Secretary	Indefinite Term, since 1993	Director of Marketing, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund since 1992.	1	Church of the Incarnation; The Stanley R. and Elisabeth G. Foundation; eLot, Inc.

Jian H. Wang 230 Park Avenue New York, NY 10169 Age: 42	Vice President and Treasurer	Indefinite Term, since 1998	Senior Trader, Morse, Williams & Co., Inc., an investment advisor affiliate of the Fund, since 1998.	1	None

*	Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Information about Proxy Voting
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling (800) 443-4693. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended September 30, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were N/A. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2004	FYE 12/31/2003
Audit Fees	18,750	17,850
Audit-Related Fees	0	0
Tax Fees	2,725	2,535
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2004	FYE 12/31/2003
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2005.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Wall Street Fund, Inc.

By (Signature and Title) /s/ Robert P. Morse
Robert P. Morse, President

Date 3/8/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) The Wall Street Fund, Inc.

By (Signature and Title)*/s/ Jian H. Wang
Jian H. Wang, Treasurer

Date  3/8/2005

*	Print the name and title of each signing officer under his or her signature.